EXHIBIT 10.30

                            FIRST AMENDMENT TO LEASE

           This FIRST AMENDMENT TO LEASE ("FIRST AMENDMENT") is made and entered into effective as of June 30, 2002, by and between W9/MTN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and MANAGED STORAGE INTERNATIONAL, a Delaware corporation ("TENANT").


                                R E C I T A L S :
                                 - - - - - - - -


           A. Landlord and Tenant entered into that certain Office Lease dated as of March 15, 2002 (the "LEASE"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain "LEASED PREMISES," as described in the Lease, known as Suite 250 of the Building located at 12303 Airport Way, Broomfield, Colorado 80021.

           B. Except as otherwise set forth herein, all capitalized terms used in this First Amendment shall have the same meaning as given such terms in the Lease.

           C. Landlord and Tenant desire to amend the Lease to (i) amend the Letter of Credit Rider, attached thereto, and (ii) confirm Commencement Date and Expiration Date of Lease, and (iii) otherwise modify the Lease, all as hereinafter provided.


                               A G R E E M E N T :
                                - - - - - - - - -


           NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                      1.         LETTER OF CREDIT  RIDER.  The last  sentence of
Section 6 of the Letter of Credit Rider is hereby deleted and replaced with the following:

                      "Any such reductions in the LC Amount set forth in the table below pursuant to this Section 6 shall occur only pursuant to written instructions, prepared by Tenant, signed by both the Landlord and Tenant and delivered to the Bank by Tenant. In the absence of such written instructions delivered to the Bank, the LC Amount shall remain unchanged from the prior period."

                      2. CONFIRMATION OF DATES. The parties hereby confirm that (a) Landlord has completed all work required by the Lease as of the date hereof, and (b) the Lease Term commenced as of April 1, 2002 (the "COMMENCEMENT DATE") for a term of approximately sixty six (66) months ending on September 30, 2007 (unless sooner terminated as provided in the Lease).

                      3. NO FURTHER MODIFICATION. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.



                      [SIGNATURES APPEAR ON FOLLOWING PAGE]



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           IN WITNESS  WHEREOF,  this First Amendment to Lease has been executed as of the day and year first above written.

                       "Landlord":

                       W9/MTN REAL ESTATE LIMITED
                       PARTNERSHIP,
                       a Delaware limited partnership

                       By:     LEGACY PARTNERS COMMERCIAL,
                               INC.,
                               a Texas corporation, as agent and manager for Landlord

                               By:     /s/ Debra Smith
                                       -----------------------------------------
                                       Name:  Debra Smith
                                              ----------------------------------
                                       Title:  Senior Vice President - Marketing
                                               ---------------------------------

                       "Tenant":

                       MANAGED STORAGE INTERNATIONAL,
                       a Delaware corporation

                       By:     /s/ Reed Guest
                               -------------------------------------------------
                               Name:  Reed Guest
                                      ------------------------------------------
                               Title:  General Counsel - Secretary
                                       -----------------------------------------

                       By:     /s/ Michael Parsons
                               -------------------------------------------------
                               Name:  Michael Parsons
                                      ------------------------------------------
                               Title:  Vice President
                                       -----------------------------------------





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